Investments in Associates	12 Months Ended
Jun. 30, 2018
Interest in Other Entities [Abstract]
Investments in Associates
INVESTMENTS IN ASSOCIATES

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS
The investments in associates are evaluated for impairment by comparing the entire carrying value of the investment (including loans to associates and preference shares) to the recoverable amount, which is the higher of value in use or fair value less costs to sell. Discounted cash flow models are used to calculate the net present value of the investments. The cash flows in the models include expected interest and capital payments on loans, dividends, redemption amounts and proceeds on disposal.

(a)
Harmony acquired a 32.4% interest in Pamodzi on 27 February 2008, initially valued at US$46.5 million. Pamodzi was listed on the JSE and had interests in operating gold mines in South Africa. Pamodzi was placed in liquidation in March 2009. As at 30 June 2018, the liquidation process has not been concluded. Refer to note 19(b) for details of the loan and provision of impairment of the loan.

(b)
Rand Refinery provides precious metal smelting and refining services in South Africa. Harmony holds a 10.38% share in Rand Refinery. This investment is a strategic investment for the group as Rand Refinery is the only company that provides such services in South Africa. Although the group holds less than 20% of the equity shares of Rand Refinery, the group is able to exercise significant influence by virtue of having a right to appoint a director on the board. Through the 10.38% shareholding and the right to appoint a director on the board, the investment has been accounted for as an associate.

In December 2014, Rand Refinery drew down US$88.1 million on an irrevocable subordinated shareholders' loan. Harmony's portion of the shareholders' loan was US$10.4 million. The original loan facility agreement allowed for any unpaid balance to be converted to equity after two years. An amended agreement was concluded on 5 June 2017, converting the loan to cumulative, redeemable preference shares of no par value. The fair value of the loan on conversion was US$5.6 million, resulting in a loss of US$1.2 million.
In 2018, the recoverable amount of the investment in Rand Refinery, after accounting for the current period share in profit, was calculated at US$6.1 million using a discount rate of 15.7%. This resulted in the recognition of an impairment of US$1.2 million.
Rand Refinery has a 31 August year-end.
The net investment in Rand Refinery consists of:

	US dollar
Figures in million	2018	2017

Investment in associate	6	4

Investment in ordinary shares[1]	—	—
Redeemable preference shares	6	4

Net investments in associates	6	4

[1] Carried at cost less accumulated impairment.
The movement in the investments in associates during the year is as follows:

	US dollar
Figures in million	2018	2017

Balance at beginning of year	4	—
Conversion to preference shares	—	6
Share of profit/(loss) in associate	4	(2)
Impairment loss	(1)	—
Translation	(1)	—

Balance at end of year	6	4